Intangible Assets and Deferred Costs - Schedule of Intangible Assets and Deferred Costs (Detail) - USD ($) $ in Thousands	Mar. 31, 2021	Mar. 31, 2020
Cost:
Product and distribution rights, cost	$ 85,359	$ 85,174
Intangible assets and deferred costs, cost	85,359	85,174
Accumulated amortization:
Product and distribution rights, accumulated amortization	78,593	76,762
Intangible assets and deferred costs, accumulated amortization	78,593	76,762
Intangible assets and deferred costs, net	$ 6,766	$ 8,412